RiverNorth Opportunities Fund, Inc. Announces Rights Offering

DENVER, September 20, 2019 -- RiverNorth Opportunities Fund, Inc. (NYSE: RIV) (the “Fund”) announces that its Board of Directors has authorized and set the terms of an offering to the Fund’s stockholders of rights to purchase additional shares of common stock of the Fund.

In this offering, the Fund will issue transferable subscription rights (“Rights”) to its stockholders of record as of September 30, 2019 (the “Record Date” and such stockholders, “Record Date Stockholders”) allowing the holder to subscribe for new shares of common stock of the Fund (the “Primary Subscription”). Record Date Stockholders will receive one Right for each share of common stock held on the Record Date. For every three Rights held, a holder of Rights may buy one new share of common stock of the Fund. Record Date Stockholders who exercise their Rights will not be entitled to distributions payable during October 2019 on shares issued in connection with the Rights Offering. The Rights are expected to be listed and tradable on the New York Stock Exchange (“NYSE”) under the ticker: RIV RT.

Record Date Stockholders who fully exercise all Rights initially issued to them in the Primary Subscription will be entitled to buy those shares of common stock that are not purchased by other Record Date Stockholders.

The subscription price per share of common stock will be determined based upon a formula equal to 95% of the reported net asset value or 95% of the market price per share of common stock, whichever is higher on the Expiration Date (as defined below). Market price per share of common stock will be determined based on the average of the last reported sales price of a share of common stock on the NYSE for the five trading days preceding (and not including) the Expiration Date. The subscription period will expire on November 1, 2019, unless extended by the Board (the “Expiration Date”).

The rights offering will be made pursuant to the Fund’s currently effective shelf registration statement on file with the Securities and Exchange Commission (“SEC”) and only by means of a prospectus supplement and accompanying prospectus. A final prospectus supplement and accompanying prospectus will be filed with the SEC, but has not been filed as of the date of this release. The Company expects to mail subscription certificates evidencing the subscription rights and a copy of the prospectus supplement and accompanying prospectus for the rights offering shortly following the Record Date. These securities described in this release may not be sold nor may offers to purchase be accepted prior to the time the prospectus supplement and accompanying prospectus are filed with the SEC.

This press release shall not constitute an offer to sell or constitute a solicitation of an offer to buy. Investors should read the prospectus supplement and accompanying prospectus, when available, and consider the investment objective, risks, fees and expenses of the Fund carefully before investing. To obtain a copy of the prospectus supplement and accompanying prospectus, when available, or the Fund’s annual report or semi-annual report, each of which contains this and other information about the Fund, visit www.rivernorthcef.com or call 855.830.1222. Please read them carefully before investing.

Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. To obtain an annual report, semi-annual report or prospectus which contains this and other information, click here or call 1-855-830-1222. Read them carefully before investing.

RiverNorth Opportunities Fund, Inc.

The investment objective of the Fund is total return consisting of capital appreciation and current income. The Fund had approximately $123 million of net assets and 7.2 million shares of common stock outstanding as of September 5, 2019.

The Fund is a closed-end fund and does not continuously issue stock for sale as open-end mutual funds do. The Fund now trades in the secondary market. Investors wishing to buy or sell stock need to place orders through an intermediary or broker. The share price of a closed-end fund is based on the market value. ALPS Advisors, Inc. is the investment adviser to the Fund. RiverNorth Capital Management, LLC is the investment sub-adviser to the Fund. RiverNorth is not affiliated with ALPS or any of its affiliates.

SS&C | ALPS Advisors

Through its subsidiary companies, ALPS Holdings, Inc., which was acquired by SS&C Technologies, Inc. in April 2018, is a leading provider of innovative investment products and customized servicing solutions to the financial services industry. Founded in 1985, Denver-based ALPS Advisors, Inc., delivers its asset management and ALPS Fund Services, Inc., asset servicing solutions through offices in Boston, New York, Seattle, and Toronto – wholly-owned subsidiaries of SS&C Technologies, Inc. For more information about SS&C | ALPS and its services, visit www.ssctech.com. Information about ALPS Advisor products is available at www.alpsfunds.com.

SS&C Technologies

SS&C is a global provider of investment and financial software-enabled services and software for the global financial services and healthcare industries. Founded in 1986, SS&C is headquartered in Windsor, Connecticut and has offices around the world. Some 18,000 financial services and healthcare organizations, from the world's largest institutions to local firms, manage and account for their investments using SS&C's products and services. For more information, visit www.ssctech.com..

RiverNorth Capital Management, LLC

RiverNorth is an investment management firm founded in 2000 that specializes in opportunistic strategies in niche markets where the potential to exploit inefficiencies is greatest. RiverNorth is the manager to multiple registered and private funds.

ALPS Portfolio Solutions Distributor, Inc., FINRA Member.

NOT FDIC INSURED | May Lose Value | No Bank Guarantee

Dennis Emanuel*

Director of ETF and CEF Strategy

ALPS Advisors

914.837.4672

dennis.emanuel@alpsinc.com

*	Registered Representative of ALPS Distributors, Inc.

RVC000273 9/20/2020